                              AMENDMENT AND WAIVER

     THIS AMENDMENT AND WAIVER, dated as of June 7, 2000 (this "Amendment"),
                                                                ---------
relating to the Credit Agreement referenced below, is by and among Snyder Communications, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries
                                                   --------
of the Borrower identified as Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto, and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"). Terms used
                                             --------------------
herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                              W I T N E S S E T H

     WHEREAS, a $195 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement, dated as of August 27, 1999 (as amended and modified from time to time, the "Credit Agreement") among the
                                             ----------------
Borrower, the Subsidiaries of the Borrower identified therein as Guarantors, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

     WHEREAS, the Required Lenders have agreed to provide the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Required Lenders hereby waive any Default or Event of Default which existed or may have existed prior to the effective date of this Amendment solely on account of (i) noncompliance with the Consolidated Total Leverage Ratio under
Section 7.11(a) of the Credit Agreement for the fiscal quarter of the Borrower ended March 31, 2000; and (ii) noncompliance with the minimum Consolidated EBITDA under Section 7.11(d) of the Credit Agreement for the fiscal quarter of the Borrower ended March 31, 2000.

     2.    The Credit Agreement is hereby amended in the following respects:

     2.1. Section 7.11(a) of the Credit Agreement is hereby amended to read as follows:

           (a) Consolidated Total Leverage Ratio. As of the end of each fiscal
               ----------------------------------
           quarter, the Consolidated Total Leverage Ratio shall be not greater than (a) for the fiscal quarter ending June 30, 2000, 3.0:1.0 and (b) for each fiscal quarter ending thereafter, 2.5:1.0.

     2.2. Section 7.11(d) of the Credit Agreement is hereby amended to read as follows:

           (d) Consolidated EBITDA.  As of the end of each fiscal quarter, the
               -------------------
           Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day shall not be less than (a) for the fiscal quarter ending June 30, 2000, $65,000,000, and (b) for each fiscal quarter ending thereafter, $80,000,000.

     3.  The Borrower hereby agrees that, notwithstanding the terms of Section
8.7 of the Credit Agreement, at any time prior to July 1, 2000, the Borrower will not make, or permit any member of the Consolidated Group to make, any Restricted Payment.

     4. The Borrower hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in the Credit Documents are true and correct in all material respects (except those which expressly relate to an earlier date), and
(ii) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement.

     5. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents remain in full force and effect.

     6. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel.

     7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     8. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           SNYDER COMMUNICATIONS, INC.,
--------
                                    a Delaware corporation

                                    By:_____________________________
                                    Name:  A. Clayton Perfall
                                    Title: Chief Financial Officer

GUARANTORS:                         AMERICAN STUDENT LIST CO. INC.,
----------
                                    a New York corporation

                                    By:_____________________________
                                    Name:  Don Damore
                                    Title: President

                                    BLAU MARKETING TECHNOLOGIES, INC.,
                                    a Delaware corporation

                                    By:_____________________________
                                    Name:  Fred Kaseff
                                    Title: Chief Financial Officer

                                    BROADWELL MARKETING GROUP, INC.,
                                    a Texas corporation

                                    By:_____________________________
                                    Name:  David Kirwan
                                    Title: Chief Executive Officer

                                    MEDIA SYNDICATION GLOBAL, INC.,
                                    a New York corporation

                                    By:_____________________________
                                    Name:  A. Clayton Perfall
                                    Title: Chief Financial Officer

                                    NATIONAL SALES SERVICES, INC.,
                                    a Delaware corporation

                                    By:_____________________________
                                    Name:  Lawrence W. Chapman
                                    Title: President

                           [Signature Pages Continue]

                                   NATURAL INTELLIGENCE, INC.,
                                   a Massachusetts corporation

                                   By:______________________________
                                   Name:  Joshua D. Wachs
                                   Title: President

                                   RESPONSE MARKETING GROUP, LLC,
                                   a Georgia limited liability company

                                   By:______________________________
                                   Name:  Peter A. Trost, III
                                   Title: President

                                   SNYDER MARKETING SERVICES, INC.,
                                   a Delaware corporation

                                   By:______________________________
                                   Name:  A. Clayton Perfall
                                   Title: Chief Financial Officer

                                   SAMPLING CORPORATION OF AMERICA,
                                   a Illinois corporation

                                   By:______________________________
                                   Name:  A. Clayton Perfall
                                   Title: Chief Financial Officer

                                   SNYDER DIRECT SERVICES, INC.,
                                   a Delaware corporation

                                   By:______________________________
                                   Name:  A. Clayton Perfall
                                   Title: Treasurer

                                   TSUNAMI CONSULTING GROUP, INC.,
                                   a Colorado corporation

                                   By:______________________________
                                   Name:  Glenn J. Miller
                                   Title: President

                           [Signature Pages Continue]

                                   ARNOLD COMMUNICATIONS, INC.,
                                   a Massachusetts corporation

                                   By:______________________________
                                   Name:  Ed Eskandarian
                                   Title: President

                           [Signature Pages Continue]

LENDERS:                           BANK OF AMERICA, N.A.,
-------
                                   individually in its capacity as a Lender and in its capacity as Administrative Agent

                                   By:______________________________
                                   Name:
                                   Title:

                                   THE FIRST NATIONAL BANK OF CHICAGO

                                   By:______________________________
                                   Name:
                                   Title:

                                   BANKERS TRUST COMPANY

                                   By:______________________________
                                   Name:
                                   Title:

                                   THE CHASE MANHATTAN BANK

                                   By:______________________________
                                   Name:
                                   Title:

                                   FIRST UNION NATIONAL BANK

                                   By:______________________________
                                   Name:
                                   Title:

                                   CRESTAR BANK

                                   By:______________________________
                                   Name:
                                   Title: